UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2014

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Connaught House, 1 Burlington Road
Dublin 4, Ireland
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): + 353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 28, 2014, the shareholders of Alkermes plc (the “Company”) approved the Alkermes plc 2011 Stock Option and Incentive Plan, as amended (“2011 Plan”).  This shareholder approval served to ratify the performance measures set forth in the 2011 Plan and to increase the number of shares authorized for issuance under the 2011 Plan by 3,600,000.  A copy of the 2011 Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07              Submission of Matters to a Vote of Security Holders

On May 28, 2014, the Company held its Annual General Meeting of Shareholders. The final voting results for this meeting are as follows:

1.              Shareholders elected Paul J. Mitchell as a Class III director to serve for a three-year term expiring at the Company’s Annual General Meeting of Shareholders in 2017 and until his respective successor is elected and shall qualify, with the votes cast as follows: 108,673,386 votes for; 19,854,454 votes against; 227,256 votes abstaining; 8,487,413 broker non-votes.

Shareholders elected Richard F. Pops as a Class III director to serve for a three-year term expiring at the Company’s Annual General Meeting of Shareholders in 2017 and until his respective successor is elected and shall qualify, with the votes cast as follows: 120,422,165 votes for; 7,952,480 votes against; 380,451 votes abstaining; 8,487,413 broker non-votes.

2.              Shareholders approved the compensation paid to the Company’s named executive officers (in the form of a non-binding, advisory vote), with the votes cast as follows: 118,490,661 votes for; 10,039,769 votes against; 224,666 votes abstaining; 8,487,413 broker non-votes.

3.              Shareholders approved the resolution authorizing the 2015 Annual General Meeting of Shareholders of the Company to be held at a location outside of Ireland, with the votes cast as follows: 128,525,973 votes for; 26,886 votes against; 202,236 votes abstaining; 8,487,414 broker non-votes.

4.              Shareholders approved the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company and authorized the Audit and Risk Committee of the Board of Directors to set the auditor’s remuneration, with the votes cast as follows: 136,593,164 votes for; 342,216 votes against; 307,129 votes abstaining.

5.              Shareholders approved the 2011 Plan, as amended, with the votes cast as follows: 92,852,078 votes for; 35,659,524 votes against; 243,494 votes abstaining; 8,487,413 broker non-votes.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
10.1	Alkermes plc 2011 Stock Option and Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Date: May 28, 2014	BY:	/s/ James M. Frates

James M. Frates

Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)